SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 18, 2004

VERSATA, INC.

(Exact name of Registrant as specified in its charter)

DELAWARE	000-29757	68-0255203
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employer Identification Number)

300 Lakeside Drive, Suite 1500, Oakland, California, 94612

(Address of principal executive office including zip code)

(510) 238-4100

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address if changed since last report)

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(c) The following exhibit is filed as part of this report:

EXHIBIT NUMBER	DESCRIPTION
99.1	Press Release, dated March 18, 2004

ITEM 9. REGULATION FD DISCLOSURE

The Registrant hereby furnishes the information set forth in the press release dated March 18, 2004, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference.

The information furnished pursuant to this Current Report on Form 8-K (including the exhibit hereto) shall not be considered “filed” under the Securities Exchange Act of 1934, as amended, nor shall it be incorporated by reference into future filings by the Company under the Securities Exchange Act of 1934, as amended, unless the Company expressly sets forth in such future filing that such information is to be considered “filed” or incorporated by reference therein.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VERSATA, INC.

Date: March 18, 2004	By:	/s/ William Frederick
William Frederick
Chief Financial Officer